Summary Prospectus

December 6, 2016

Wells Fargo Dow Jones Target Today Fund

Class/Ticker: Class A - STWRX; Class C - WFODX

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at wellsfargofunds.com/reports. You can also get information at no cost by calling 1-800-822-2222, or by sending an email request to fundservice@wellsfargo.com. The current prospectus ("Prospectus") and statement of additional information ("SAI") dated July 1, 2016, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target Today Index.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Funds. More information about these and other discounts is available from your financial professional and in "Share Classes Features" and "Reductions and Waivers of Sales Charges" on pages 86 and 87 of the Prospectus and "Additional Purchase and Redemption Information" on page 57 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	1.00%
1.	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	Class A	Class C
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.49%	0.49%
Acquired Fund Fees and Expenses[2]	0.15%	0.15%
Total Annual Fund Operating Expenses	0.84%	1.59%
Fee Waivers	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver[3]	0.76%	1.51%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.	Amount represents underlying master portfolio expenses.
3.

The Manager has contractually committed through June 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Expenses from the underlying master portfolio(s) are included in the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$648	$254	$154
3 Years	$820	$494	$494
5 Years	$1,007	$858	$858
10 Years	$1,546	$1,882	$1,882

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest:

  at least 80% of the Fund's total assets in equity, fixed income and money market securities designed to approximate the holdings and weightings of the securities in the Dow Jones Target Today Index.

The Fund is a gateway fund that invests in various master portfolios which in turn invest in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expenses, the total return of the Dow Jones Target Today Index. Similar to the methodology of the index, the Fund's investment strategy is to maintain a relatively fixed level of potential market risk exposure over time by re-allocating the Fund's assets among these major asset classes: equity, fixed income and money market instruments. The Wells Fargo Dow Jones Target Today Fund is the most conservative Fund within the Wells Fargo Dow Jones Target Date Funds series. Within the series, each Fund's target year serves as a guide to the relative market risk exposure of the Fund's allocation of assets among equity, fixed income and money market instruments asset classes, and your decision to invest in this or another Wells Fargo Dow Jones Target Date Fund with a different target year and market risk exposure depends upon your individual risk tolerance, among other factors.

The "Today" designation in the Fund's name corresponds to the naming convention of the Dow Jones Target Today Index, an index designed to represent the targeted level of relative market risk exposure 10 years past a dated Fund's targeted year. The principal value of an investor's investment in the Fund is not guaranteed, and an investor may experience losses, at any time. In addition, there is no guarantee that an investor's investment in the Fund will provide income adequate to meet the investor's goals.

Currently, the master portfolios in which the Fund invests are the Wells Fargo Diversified Stock Portfolio, the Wells Fargo Diversified Fixed Income Portfolio, and the Wells Fargo Short-Term Investment Portfolio. The Diversified Stock Portfolio and the Diversified Fixed Income Portfolio seek to approximate, before fees and expenses, the total return of the respective equity and fixed income portions of the Dow Jones Target Today Index by investing in the securities that comprise the sub-indexes representing the equity and fixed income asset classes, respectively, which securities may include, among others, growth and value stocks, foreign and emerging market equity investments, and securities of smaller companies, as well as debt securities, including corporate bonds, mortgage- and asset-backed securities and U.S. and foreign government obligations. The Diversified Stock Portfolio may also use stock index futures, a type of derivative, in order to manage movements of the portfolio against certain indexes. The Diversified Stock Portfolio and the Diversified Fixed Income Portfolio use an optimization process, which seeks to balance the replication of index performance and security transaction costs. The Fund invests in the Short-Term Investment Portfolio to represent the cash component of the Dow Jones Target Date Indexes, but unlike the cash component of the Dow Jones Target Today Index, the Portfolio does not seek to replicate the Barclays 1-3 Month Treasury-Bill Index. This could result in potential tracking error between the performances of the Fund and the Dow Jones Target Today Index. As of February 29, 2016, the Dow Jones Target Today Index included equity, fixed income and money market securities in the weights of 15%, 53% and 32%, respectively, which represent the percentage breakdown of the Fund's assets across the Diversified Stock, Diversified Fixed Income and Short-Term Investment Portfolios, respectively, as of such date, and may change over time. The Fund reserves the right to change its percentage allocation among the Portfolios as we deem necessary to meet its investment objective.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Credit Risk. The issuer or guarantor of a debt security may be unable or perceived to be unable to pay interest or repay principal when they become due, which could cause the value of an investment to decline and a Fund to lose money.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Index Tracking Risk. A Fund may not achieve exact correlation between the performance of the Fund and the index it tracks due to factors such as transaction costs, shareholder purchases and redemptions and the timing of changes in the composition of the index. The Fund may invest in only a representative sample of the securities that comprise the index and may hold securities not included in the index, subjecting the Fund to increased tracking risk. Maintaining investments in securities regardless of market conditions or the investment merits of the securities in seeking to replicate an index's composition or performance could cause the Fund's returns to be lower than if the Fund employed an active strategy.

Interest Rate Risk. When interest rates rise, the value of debt securities tends to fall. When interest rates decline, interest that a Fund is able to earn on its investments in debt securities may also decline, but the value of those securities may increase.

Investment Style Risk. Securities of a particular investment style, such as a growth style or value style, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund's manager or sub-adviser in seeking to achieve the Fund's investment objective may not produce the returns expected, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value and become less liquid when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of rising interest rates. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. When interest rates decline or are low, the prepayment of mortgages or assets underlying such securities can reduce a Fund's returns.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

Target Date Fund Risk. A Target Date Fund cannot provide assurance that an investor's investment in the Fund will provide income at, and through the years following, the target year in the Fund's name in amounts adequate to meet the investor's financial goals. In addition, the Fund is subject to the risk that its strategy will not eliminate investment volatility that could reduce the amount of funds available for an investor who begins to withdraw funds or expects to retire close to or in the Fund's target year.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's website at wellsfargofunds.com.

Calendar Year Total Returns for Class A as of 12/31 each year
(returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 3rd Quarter 2009	+6.17%
Lowest Quarter: 3rd Quarter 2008	-3.37%
Year-to-date total return as of 3/31/2016 is +2.31%

Average Annual Total Returns for the periods ended 12/31/2015 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	3/1/1994	-6.93%	0.98%	2.79%
Class A (after taxes on distributions)	3/1/1994	-7.44%	0.26%	1.84%
Class A (after taxes on distributions and the sale of Fund Shares)	3/1/1994	-3.62%	0.57%	1.91%
Class C (before taxes)	12/1/1998	-3.10%	1.41%	2.62%
Dow Jones Global Target Today Index (reflects no deduction for fees, expenses, or taxes)		-0.63%	3.04%	4.39%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		0.55%	3.25%	4.51%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		0.48%	12.18%	7.35%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Global Index Advisors, Inc.	Rodney H. Alldredge, Portfolio Manager / 2006 James P. Lauder, Portfolio Manager / 2006 Paul T. Torregrosa, PhD, Portfolio Manager / 2010

Purchase and Sale of Fund Shares

In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Minimum Investments	To Buy or Sell Shares

Minimum Initial Investment
 Class A and Class C Regular Accounts: $1,000
IRAs, IRA rollovers, Roth IRAs: $250
UGMA/UTMA accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Minimum Additional Investment
 Regular Accounts, IRAs, IRA rollovers, Roth IRAs: $100
UGMA/UTMA accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Mail: Wells Fargo Funds P.O. Box 8266 Boston, MA 02266-8266 Online: wellsfargofunds.com Phone or Wire: 1.800.222.8222 Contact your financial professional.

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Intermediaries

If you purchase a Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary's website for more information.

Link to Prospectus	Link to SAI